Exhibit 10.61
FIRST AMENDMENT TO STANDBY EQUITY PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE STANDBY EQUITY PURCHASE AGREEMENT, dated as of August 29, 2024 (this “First Amendment”), is entered by and between APPLIED DIGITAL CORPORATION, a Nevada corporation (“Company”), and YA II PN, LTD., a Cayman Islands exempt limited company (the “Investor”).
PRELIMINARY STATEMENTS
A.    Reference is hereby made to that certain Standby Equity Purchase Agreement, dated as of August 28, 2024 (as may be amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this First Amendment, the “Existing Agreement”, and the Existing Agreement, as amended by this First Amendment, the “Amended Agreement”), between the Company and the Investor.
B.    The parties desire to amend certain of the terms and provisions of the Existing Agreement as specifically set forth in this First Amendment.
C.    The parties are prepared to amend the Existing Agreement, subject to the conditions and in reliance on the representations set forth in this First Amendment.
Accordingly, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Unless otherwise defined herein, all capitalized terms used herein, including in preamble and the preliminary statements hereto, shall have the meanings assigned to such terms in the Existing Agreement.
SECTION 2.Amendments to Existing Agreement. The Existing Agreement is hereby amended as follows:
(a)The first recital to the Existing Agreement is hereby amended and restated in its entirety as follows:
WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company, up to $250 million of the Company’s shares of common stock, par value $0.001 per share (the “Common Shares”); and
(b)The defined term “Commitment Amount” in Article I of the Existing Agreement is hereby amended and restated in its entirety as follows:
“Commitment Amount” shall mean $250,000,000 of Common Shares.

SECTION 3.Effect of First Amendment, Other Agreements, Etc.
(a)Effect of First Amendment. After giving effect to this First Amendment, the Amended Agreement shall be and remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of any right, power, or remedy of any party under the Existing Agreement. Each party hereby acknowledges and agrees that, after giving effect to this First Amendment, all of its obligations and liabilities under the Existing Agreement to which it is a party, as such obligations and liabilities have been amended by this First Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Agreement in any document or instrument delivered in connection therewith shall be deemed to refer to the Amended Agreement. Nothing contained herein shall be construed as a novation of the obligations outstanding under the Existing Agreement, which shall remain in full force and effect, except as modified hereby.
(b)Limited Effect. This First Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that any party may have under the Existing Agreement or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect a party to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.
SECTION 4.Miscellaneous.
(a)Headings. Section headings in this First Amendment are included herein for convenience and do not affect the meanings of the provisions that they precede.
(b)Severability. If any provision of this First Amendment or any other Amendment Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this First Amendment or such other Amendment Document, as the situation may require, and this First Amendment and the other Amendment Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.
(c)Binding Effect. This First Amendment binds and is for the benefit of the successors of each party.
(d)GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES FURTHER AGREE THAT ANY ACTION BETWEEN THEM SHALL BE HEARD IN NEW YORK COUNTY, NEW YORK, AND EXPRESSLY CONSENT TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF NEW YORK, SITTING IN NEW YORK COUNTY, NEW YORK AND THE UNITED STATES DISTRICT COURT OF

THE SOUTHERN DISTRICT OF NEW YORK, SITTING IN NEW YORK, NEW YORK, FOR THE ADJUDICATION OF ANY CIVIL ACTION ASSERTED PURSUANT TO THIS FIRST AMENDMENT.
(e)Execution in Counterparts. This First Amendment may be executed in counterparts, each of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this First Amendment.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered as of the date first above written.

APPLIED DIGITAL CORPORATION

By:    /s/ David Rench
Name:    David Rench
Title:    Chief Financial Officer

[Signature Page to First Amendment to Standby Equity Purchase Agreement]

YA II PN, LTD.

By:    Yorkville Advisors Global, LP
Its:    Investment Manager

By:    Yorkville Advisors Global II, LLC
Its:    General Partner

By:    /s/ Matthew Beckman
Name:    Matthew Beckman
Title:    Manager

[Signature Page to First Amendment to Standby Equity Purchase Agreement]